UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2016 (April 18, 2016)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

On April 18, 2016, Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), issued a press release announcing that Roseland Residential Trust (“Roseland”) had reached an agreement or completed the acquisition of various partners’ interests in Port Imperial on the New Jersey Waterfront and in East Boston. Roseland is a wholly-owned subsidiary of the Operating Partnership that owns, manages, and develops the Company’s luxury multi-family residential portfolio.

In connection with the announced transactions, Roseland has agreed to:

Port Imperial:

•                  Weehawken, New Jersey: The buyout of its partner’s interests in five Port Imperial waterfront development parcels. Concurrent with the acquisition, Roseland commenced construction on one of the acquired parcels, RiverHouse, a 100 percent wholly owned 295-apartment home community.

•                  Weehawken: The buyout of its partner’s interests in Port Imperial South 4/5 Garage and Retail, thereby increasing Roseland’s ownership to 70 percent.

•                  Weehawken: Parcel 2 (potential condo parcel) will be transferred to a new entity with Roseland and its joint venture partner each holding a 50 percent ownership stake.

The cost of the Weehawken transactions is approximately $36 million.

•                  West New York, New Jersey: The buyout of its partner’s 25 percent subordinate interest in RiverTrace, a 316-apartment community. Roseland now holds a 50 percent subordinate interest in the joint venture with UBS. The cost of the acquisition was approximately $11.3 million.

East Boston:

•                  East Boston, Massachusetts: Acquired its majority partner’s interest in the 175-apartment Portside at East Pier 7 on the East Boston Waterfront, thereby increasing Roseland’s interest to 85 percent. The cost of the acquisition was approximately $38.1 million.  Roseland is currently building the adjacent 296-apartment project, Portside 5/6, also 85 percent owned by Roseland.

In addition, the Company also announced that Roseland is actively marketing for sale Andover Place, a 220 unit multi-family residential property in Andover, Massachusetts.

In connection with the foregoing, the Company hereby furnishes the following documents:

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

99.1	Press release of Mack-Cali Realty Corporation dated April 18, 2016.

The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under Item 7.01, “Regulation FD” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K. As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 18, 2016	By:	/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: April 18, 2016		By:	/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press release of Mack-Cali Realty Corporation dated April 18, 2016.